EXHIBIT 10.34
                      COLLATERALIZED GUARANTY (ARBITRATION)

TO: Deutsche Financial Services Corporation

     In consideration of financing provided or to be provided by you to elcom.com, inc., a Delaware corporation ("Dealer"), and for other good and valuable consideration received, we jointly, severally, unconditionally and absolutely guaranty to you, from property held separately, jointly or in community, the immediate payment of all current and future liabilities owed by Dealer to you when due, whether such liabilities are direct or indirect ("Liabilities"). We will pay you on demand the full amount of all sums owed by Dealer to you, together with all costs and expenses (including, without limitation, reasonable attorneys' fees). We also indemnify and hold you harmless from and against all (a) losses, costs and expenses you incur and/or are liable for (including, without limitation, reasonable attorneys' fees) and (b) claims, actions and demands made by Dealer or any third party against you, which in any way relate to any relationship or transaction between you and Dealer.

     Our guaranty will not be affected by any: (a) change in the manner, place or terms of payment or performance in any current or future agreement between you and Dealer, the release, settlement or compromise of or with any party liable for the payment or performance thereof or the substitution, release, non-perfection, impairment, sale or other disposition of any security thereunder; (b) change in Dealer's financial condition; (c) interruption of relations between Dealer and you or us; (d) claim or action by Dealer against you; and/or (e) increases or decreases in any credit you may provide to Dealer. We will pay you even if you have not (i) notified Dealer that it is in default of the Liabilities and/or that you have accelerated the payment of all or any part of the Liabilities, or (ii) exercised any of your rights or remedies against Dealer, any other person or any current or future security. This Guaranty is assignable by you and will inure to the benefit of your assignee. If Dealer hereafter undergoes any change in its ownership, identity or organizational structure, this Guaranty will extend to all current and future obligations owed to you by such new or changed legal entity.

     We irrevocably waive: notice of your acceptance of this Guaranty, presentment, demand, protest, nonpayment, nonperformance, any right of contribution from other guarantors, dishonor, the amount of indebtedness of Dealer outstanding at any time, the number and amount of advances made by you to Dealer in reliance on this Guaranty and any claim or action against Dealer; notice and hearing as to any prejudgment remedy; all other demands and notices required by law; all rights of offset and counterclaims against you or Dealer; all rights in, and notices or demands relating to, any security now or hereafter securing any Liabilities (including, without limitation, all rights, notices or demands directly or indirectly relating to the sale or other disposition of such security or the manner of such sale or other disposition); all defenses to the enforceability of this Guaranty (including, without limitation, fraudulent inducement); and all of our present and future rights and remedies (a) of subrogation to any of your rights or remedies against Dealer, (b) of contribution, reimbursement, indemnification and restoration from Dealer and (c) to assert any other claim or action against Dealer directly or indirectly relating to this Guaranty. All our waivers herein will survive any termination of this Guaranty.

To secure payment of all Liabilities and all our current and future debts to you, whether under this Guaranty or any other current or future agreement, we grant you a security interest in all our inventory, equipment, fixtures, accounts, contract rights, chattel paper, instruments, reserves, documents and general intangibles, whether now owned or hereafter acquired, all attachments, accessories, accessions, substitutions and replacements thereto and all proceeds thereof. All such assets are defined in the Uniform Commercial Code and referred to herein as the "Collateral." Our principal place of business is located at:

       10 Oceana Way,                 Norwood, MA  2062
       (Number and Street)           (City, County, State, Zip Code)

and our business is conducted as a I___I SOLE PROPRIETORSHIP, I__I PARTNERSHIP, IXXI CORPORATION, (check applicable term). We will immediately notify you of' any change in our identity, name, form or ownership, principal place of business or other business locations. AlI Collateral will be kept at our business locations. We will immediately notify you if any Collateral is kept at any other address. All Collateral will

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remain  free from all  claims  and liens  superior  to yours,  unless  otherwise expressly agreed by you in writing. We will (a) only exhibit and sell Collateral to buyers in the ordinary course of business and (b) not rent, demonstrate, transfer or use any Collateral, without your prior written consent. We will execute all documents you request to perfect your security interest in the Collateral. We wilI deliver to you, immediately upon your request, and you may retain the Certificate of Title or Statement of Origin issued for any Collateral. We will immediately provide you with all information regarding us that you from time to time request. All our financial information will accurately represent our financial condition, and we acknowledge your reliance thereon.

     We will: (a) pay all taxes and fees assessed against us or the Collateral when due; (b) immediately notify you of any loss, theft or damage to any Collateral; (c) keep the Collateral insured for its full insurable value under a property insurance policy, with a company acceptable to you and naming you an a loss-payee; and (d) provide you with written evidence of such insurance coverage and loss-payee clause. If we don't pay any taxes or fees or keep the Collateral insured, you may pay such taxes and fees and insure the Collateral, and the amounts paid will be (i) an additional debt owed by us to you and (ii) due and payable immediately in full. You have an irrevocable license to enter our business locations whenever you deem necessary without any notice to us, to (A) account for and inspect all Collateral, (B) verify our compliance with this Guaranty and (C) examine and copy our books and records related to the Collateral.

     We will be in default under this Guaranty if: we breach any terms, warranties or representations contained herein or in any other agreement between you and us; Dealer breaches any terms, warranties or representations contained in any agreement between Dealer and you; any representation , statement, report or certificate made or delivered by us or Dealer to you is not accurate; we don't pay any of our debt to you when due and payable hereunder or under any other agreement between you and us; Dealer fails to pay any Liabilities immediately when due; we abandon any Collateral; we or Dealer are or become in default in the payment of any debt owed to any third party; a money judgment issues against us or Dealer; an attachment,. sale or seizure issues or is executed against us, Dealer or any Collateral; the undersigned dies and our business is operated as a sole proprietorship or partnership; Dealer dies and Dealer's business is operated as a sole proprietorship or partnership; we or Dealer cease or suspend business; we or Dealer make a general assignment for the benefit of creditors; we or Dealer become insolvent or voluntarily or involuntarily become subject to the Federal Bankruptcy Code, state insolvency Iaws or any similar law; any receiver is appointed for any of our or Dealer's assets; we or Dealer lose any franchise, permission, license or right to sell or deal in an Collateral; or we or Dealer misrepresent our respective financial condition or organizational structure. In event of a default:

     (a) You may, at any time at your election, without notice or demand to us do any one more of the following: declare all or any part of the debt we owe you, whether contingent or noncontingent, immediately due and payable, together with all costs and expenses of your collection activity, including, without limitation, all attorney's fees; and exercise any or all rights of a secured party under applicable law (including, without limitation, the right to possess, transfer and dispose of the Collateral).
     (b) We will segregate and keep the Collateral in trust, in good order and repair, for you and we will not exhibit, sell, further encumber, otherwise dispose of or use any Collateral.
     (c) Upon your oral or written demand, we will immediately deliver the Collateral to you, in good order and repair, at a place specified by you, together with all related documents; or you may, in your sole discretion and without notice or demand to us, take immediate possession of the Collateral together with all related documents.
     (d) We waive and release: the benefit of all appraisal, exemption and homestead laws; and all rights to notice or hearing prior to your attachment, repossession, sequestration or seizure of any Collateral.
     (e) We irrevocably appoint you or your agent as our Attorney-In-Fact to do, in your sole discretion, any of the following: endorse our name on any checks or other instruments received as payment for any
          Collateral; sell or dispose of any Collateral; sell, assign, demand, collect, receive, settle, extend or renew any amounts due on any Collateral; and exercise any rights we have in the Collateral.

All your rights and remedies are cumulative. Your failure to exercise any of your rights or remedies hereunder will not waive any of your rights or remedies as to any past, current or future default.

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     If you conduct a private sale of any  Collateral  you possess by soliciting bids from 10 or more dealers or distributors in that type of Collateral, any sale by you of such Collateral in bulk or in parcels within 120 days of (a) your taking possession and control of such Collateral or (b) when you are otherwise authorized to sell such Collateral, whichever occurs last, to the bidder submitting the highest cash bid therefor, is a commercially reasonable sale of such Collateral. Commercially reasonable notice of any public or private sale is given to us if you send us a notice of such sale at least 7 days prior to the date of any public sale or the time after which a private sale will be made. The purchase of any Collateral by a supplier, as provided in any agreement between you and the supplier is a commercially reasonable disposition or sale of such Collateral. If you dispose of any such Collateral other than as herein
contemplated,   the  commercial  reasonableness  of  such  disposition  will  be determined in accordance with the laws of the state governing this Agreement. We will (i) pay you even if any Collateral is defective or fails to conform to any warranties extended by any third party, (ii) not assert against you any claim or defense we have against any third party and (iii) indemnify and hold you harmless against any claims or defenses asserted by any buyer of the Collateral relating to the condition of, or any representations made about, any Collateral. We waive all rights of offset we may have against you. We grant you an irrevocable power of attorney to: execute or endorse on our behalf any checks, financing statements, instruments, Certificates of Title and Statements of Origin pertaining to the Collateral; supply any omitted information and correct errors in any documents between you and us; do anything we are obligated to do hereunder; initiate and settle any insurance claim pertaining to the Collateral; and do anything to preserve and protect the Collateral and your rights and interest therein. You may provide to any third party any credit, financial or other information on us that you posses.

     We have made an independent investigation of the financial condition of Dealer and give this Guaranty based on that investigation and not upon any representation made by you. We have access to current and future Dealer financial information which enables us to remain continuously informed of Dealer's financial condition. This Guaranty will survive any federal and/or state bankruptcy or insolvency action involving Dealer. We are solvent and our execution of this Guaranty will not make us insolvent. If you are required in any action involving Dealer to return or rescind any payment made to or value received by you from or for the account of Dealer, this Guaranty will remain in full force and effect and will be automatically reinstated without any further action by you and notwithstanding any termination of this Guaranty or your release of us. Any delay or failure by you, or your successors or assigns, in exercising any of your rights or remedies hereunder will not waive any such rights or remedies. This Guaranty supersedes all prior oral and written agreements concerning the subject matter hereof. Any oral or other amendment or waiver made or claimed to be made to this Guaranty that is not evidenced by a written document signed by your and our authorized representatives will be null, void and have no force or effect whatsoever. If any provision of this Guaranty or its application is invalid or unenforceable, the remainder of this Guaranty will not be impaired or affected and will remain binding and enforceable. If we previously executed any guaranty or security agreement with you, this Agreement will only amend and supplement such agreement(s). If the terms hereof conflict with the terms of any such prior agreement(s), the terms of this Guaranty will govern. We may terminate this Guaranty by a written notice to you, the termination to be effective sixty (60) days after you receive and acknowledge it, but the termination will not terminate our obligations hereunder arising prior to the effective termination date. You will retain all of your rights, interests and remedies hereunder until we have paid all our debts to you. The meanings of all terms herein are equally applicable to both the singular and plural forms of such terms.

     BINDING ARBITRATION. Except as otherwise specified below, all actions, disputes, claims and controversies under common law, statutory law or in equity of any type or nature whatsoever (including, without limitation, all torts, whether regarding negligence, breach of fiduciary duty, restraint of trade, fraud, conversion, duress, interference, wrongful replevin, wrongful sequestration, fraud in the inducement, or any other tort, all contract actions, whether regarding express or implied terms, such as implied covenants of good faith, fair dealing, and the commercial reasonableness of any collateral disposition, or any other contract claim, all claims of deceptive trade practices or lender liability, and all claims questioning the reasonableness or lawfulness of any act), whether arising before or after the date of this Guaranty, and whether directly or indirectly relating to: (a) this Guaranty and/or any amendments and addenda hereto, or the breach, invalidity or termination hereof; (b) any previous or subsequent agreement between you and us; and/or (c) any other relationship, transaction or dealing between you and us (collectively the "Disputes"), will be subject to and resolved by binding arbitration.

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     All  arbitration  hereunder  will be  pursuant  to either:  (a) the Code of
Procedure in effect from time to time ("Code") of the National Arbitration Forum ("NAF"), currently located at 2124 Dupont Avenue South, Minneapolis, Minnesota 55405; or (b) the Commercial Arbitration Rules ("Rules") in effect from time to time of the American Arbitration Association ("AAA"), currently located at 140 West 51st Street, New York, New York 10020-1203. The party first filing any claim for arbitration shall designate which arbitration procedures are to be applied for all Disputes between and us, although if either the NAF or AAA is dissolved, the procedures of the remaining arbitration body must be used. A copy of the Code, Rules and any fee schedule of the NAF or AAA may be obtained by contacting the NAF or AAA, as applicable. The parties agree that all arbitrators selected shall be attorneys. The arbitrator(s) will decide if any inconsistency exists between the Code, or Rules, as applicable, and the arbitration provisions contained herein. If any such inconsistency exists, the arbitration provisions contained herein will control and supersede the Code, or Rules, as applicable. The site of all arbitration participatory hearings will be in the Division of the Federal Judicial District of your branch office closest to Dealer. The laws of the State of Massachusetts will govern this Guaranty; provided, however, that the Federal Arbitration Act ("FAA"), to the extent inconsistent, will supersede the laws of such state and govern. This Guaranty concerns transactions involving commerce among the several states. All arbitration proceedings, including testimony or evidence at hearings, will be kept confidential, although any award or order rendered by the arbitrator(s) or director of arbitration pursuant to the terms of this Guaranty may be entered as a judgment or order and enforced by either party in any state or federal court having competent jurisdiction.

     Nothing herein will be construed to prevent your or our use of bankruptcy, receivership, injunction, repossession, replevin, claim and delivery, sequestration, seizure, attachment, foreclosure, dation and/or any other prejudgment or provisional action or remedy relating to any collateral for any current or future debt owed by either party to the other. Any such action or remedy will not waive your or our right to compel arbitration of any Dispute. If either of us brings any other action for judicial relief with respect to any Dispute, the party bringing such action will be liable for and immediately pay all of the other party's costs and expenses (including attorneys' fees) incurred to stay or dismiss such action and remove or refer such Dispute to arbitration. If either of us brings or appeals an action to vacate or modify an arbitration award and such party does not prevail, such party will pay all costs and expenses, including attorneys' fees, incurred by the other party in defending such action.

     Any arbitration proceeding must be instituted: (a) with respect to any Dispute for the collection of any debt owed by either party to the other, within two (2) years after the date the last payment was received by the instituting party; and (b) with respect to any other Dispute, within two (2) years after the date the incident giving rise thereto occurred, whether or not any damage was sustained or capable of ascertainment or either party knew of such incident. Failure to institute an arbitration proceeding within such period will constitute an absolute bar and waiver to the institution of any proceeding with respect to such Dispute. Except as otherwise stated herein, all notices, arbitration claims, responses, requests and documents will be sufficiently given or served if mailed or delivered: (i) to us at our address specified below; and
(ii) to you at 655 Maryville  Centre  Drive,  St.  Louis,  MO 63141,  Attention:
General Counsel, or such other address as the parties may specify from time to time in writing. No arbitration hereunder will include, by consolidation, joinder or otherwise, any third party, unless such third party agrees to arbitrate pursuant to the arbitration provisions contained herein and the Code, or Rules, as applicable.

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     If the  arbitration  section of this Guaranty or its application is invalid or unenforceable, any legal proceeding with respect to any Dispute will be tried in a court of competent jurisdiction by a judge without a jury. We waive any right to a jury trial in any such proceeding.

     THIS GUARANTY CONTAINS BINDING ARBITRATION AND JURY WAIVER PROVISIONS.

Date:   March 31, 1999

CORPORATE OR PARTNERSHIP GUARANTOR:

            Elcom International,Inc.
(Name of Corporation or Partnership Guarantor)


By:            /s/ L. F.Mulhern

Print Name:    L. F. Mulhern


Address of Guarantor(s):

               10 Oceana Way

               Norwood,  MA  02062